Exhibit 10.34

                                                         NOTE: DECEMBER 20, 2013

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQIDREMENTS OF THE SECURITIES ACT.

THIS NOTE DOES NOT REQIDRE PHYSICAL SURRENDER OF mE NOTE IN THE EVENT OF A PARTIAL REDEMPTION OR CONVERSION. AS A RESULT, FOLLOWING ANY REDEMPTION OR CONVERSION OF ANY PORTION OF THIS NOTE, THE OUTSTANDING PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE PRINCIPAL AMOUNT AND ACCRUED INTEREST SET FORTH BELOW.

                         10% CONVERTIBLE PROMISSORY NOTE

                                       OF

                          RED GIANT ENTERTAINMENT INC.

Issuance Date: December 20, 2013
Beginning Value of this Note: $17,500
Original Issue Discount: $7,500
Total Face Value of Note: $25,000

     THIS NOTE ("Note" or "Note") is a duly authorized Convertible Promissory Note of RED GIANT ENTERTAINMENT INC. a corporation duly organized and existing under the laws of the State of Nevada (the "Company"), designated as the Company's 10% Convertible Promissory Note Due December 20, 2014 ("Maturity Date"}in the principal amount of Twenty Five Thousand Dollars ($25,000) (the "Note").

     FOR VALUE RECEIVED, the Company hereby promises to pay to the order of Iconic Holdings, LLC or its registered assigns or successors-in-interest ("Holder") the principal sum of Twenty Five Thousand Dollars ($25,000) together with all accrued but unpaid interest, if any, on the Maturity Date, to the extent such principal amount and interest has not been repaid or converted into the Company's Common Stock, $0.0001 par value per share (the "Common Stock"), in accordance with the terms hereof.

     The initial Purchase Price will be seventeen thousand five hundred dollars ($17,500) of consideration upon execution of the Note Purchase Agreement and all supporting documentation. The sum of seventeen thousand five hundred dollars ($17,500) shall be remitted and delivered to the Company, and seven thousand five hundred dollars ($7,500) shall be retained by the Purchaser through an original issue discount for due diligence and legal bills related to this

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transaction.  The Holder reserves the right to pay additional  consideration  at any time and in any amount it desires, at its sole discretion. The principle sum owed by the Company shall be prorated to the amount of consideration paid by the Holder and only the consideration received by the Company, plus prorated interest, fees and original issue discount, shall be deemed owed by the Company. The original issue discount is set at ten percent (10%) of any consideration paid. The Company is not responsible to repay any unfunded portion of this Note.

     Interest on any outstanding principal balance shall accrue at a rate of I 0% per annum. In the Event of Default pursuant to Section 2(f), interest will accrue at the rate equal to the lower of twenty (20%) per annum or the highest rate permitted by law (the "Default Rate").

     This Note may not be prepaid in whole or in part except as otherwise provided herein. Whenever any amount expressed to be due by the terms of this
Note is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day.

     For purposes hereof the following terms shall have the meanings ascribed to them below:

     "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York are authorized or required by law or executive order to remain closed.

     "CONVERSION PRICE" shall be equal to the lower of $.0033 or sixty percent (60%) of the lowest trading price of the Company's common stock during the twenty (20) consecutive trading days prior to the date on which Holder elects to convert all or part ofthe Note. If the Company is placed on "chilled" status with the Depository Trust Company ("DTC"), the discount will be increased by ten percent (10%) until such chill is remedied.

     "PRINCIPAL AMOUNT" shall refer to the sum of (i) the original principal amount of this Note, (ii) all accrued but unpaid interest hereunder, and (iii) any default payments owing under the Agreements but not previously paid or added to the Principal Amount.

     "TRADING DAY" shall mean a day on which there is trading on the PrincipalMarket.

     "UNDERLYING  SHARES"  means the  shares . of common  stock into which o the
Note is convertible (including interest or principal payments in common stock as set forth herein) in accordance with the terms hereof.

     The following terms and conditions  shall apply to this Note:

SECTION 1.00 CONVERSION.

     (a) Conversion Right. Subject to the terms hereof and restrictions and limitations contained herein, the Holder shall have the right, at the Holder's option, at any time to convert the outstanding Principal Amount and Interest under this Note in whole or in part.

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     (b) The date of any Conversion  Notice hereunder and any Payment Date shall be referred to herein as the "Conversion Date".

     (i) Stock Certificates or DWAC. The Company will deliver to the Holder, or Holder's authorized designee, no later than two (2) Trading Days after the Conversion Date, a certificate or certificates (which certificate(s) shall be free of restrictive legends and trading restrictions) representing the number of shares of Common Stock being acquired upon the conversion of this Note. In lieu of delivering physical certificates representing the shares of Common Stock issuable upon conversion of this Note, provided the Company's transfer agent is participating in the DTC Fast Automated Securities Transfer ("FAST") program, upon request of the Holder, the Company shall use commercially reasonable efforts to cause its transfer agent to electronically transmit such shares issuable upon conversion to the Holder (or its designee), by crediting the account of the Holder's (or such designee's) prime broker with DTC through its Deposits and Withdrawal at Custodian (DWAC) program (provided that the same time periods herein as for stock certificates shall apply).

If the Company fails to deliver to the Holder such certificate or certificates (or shares through DTC) pursuant to this Section (free of any restrictions on transfer or legends) prior to the third Trading Day after the Conversion Date, the Company shall pay to the Holder as liquidated damages, in cash, an amount equal to Two Thousand Dollars ($2,000) per day, until such certificate or certificates are delivered. The Company acknowledges that it would be extremely difficult or impracticable to determine the Holder'sactual damages and costs resulting from a failure to deliver the Common stock and the inclusion herein of any such additional amounts are the agreed upon liquidated damages representing a reasonable estimate of those damages and costs. Such liquidated damages will be added to the principal value ofthe.Note.

     (c) Reservation and Issuance. of Underlying Securities. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of this Note (including repayments in stock), free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, not less than three times (3x) the number of shares of Common Stock as shall be issuable (taking into account the adjustments under this Section! but without regard to any ownership limitations contained herein) upon the conversiono of this Note in Common Stock. These shares shall be reserved in proportion with the Consideration actually received by the Company and the total reserve will be increased with future payments of consideration by Bolder. The Company covenants that all shares of Common Stock that shall be issuable will, upon issue, be duly authorized, validly issued, fully-paid, non-assessable and freely-tradable. The Company agrees that this is a material term ofthis Note.

     (d) Conversion Limitation. The holder will not submit a conversion to the Company that would result in the Holder owning more than 9.99% of the total outstanding shares ofthe Company.

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SECTION 2.00 DEFAULTS AND REMEDIES.

     (e) Events of Default. An "EVENT OF DEFAULT" is: (i) a default in payment of any amount due hereunder which default continues for more than five (5) business days after the due date; (ii) a default in the timely issuance of underlying shares upon and in accordance with terms hereof, which default continues for three (3) Business Days after the Company has received notice informing the Company that it has failed to issue shares or deliver stock certificates within the third erd) day following the Conversion Date; (iii) failure by the Company for three (3) days after notice has been received by the Company to comply with any material provision of the Exchange Agreement
(including without limitation the failure to issue the requisite number of shares of Common Stock upon conversion hereof; (iv) a material breach by the Company of its representations or warranties in the Exchange Agreement; (v) any default after any cure period under, or acceleration prior to maturity of, any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company in excess of $7,500 or for money borrowed the repayment of which is guaranteed by the Company in excess of $7,500, whether such indebtedness or guarantee now exists or shall be created hereafter; (vi) any failure of the Company to satisfy its "filing" obligations under the rules and guidelines issued by OTC Markets News Service, OTC Markets.com and their affiliates; (vii) Any failure of the Company to provide the Holder with information related to the corporate structure including, but not limited to, the number of authorized and outstanding shares, public float, etc. within one (1) day of request by Holder;
(viii) failure to have sufficiento number of authorized but unissued shares of the Company's Common Stock available for any conversion; (ix) failure of Company's stock to maintain a bid price in its trading market which occurs for at least three (3) consecutive days; (x) any delisting for any reason; (xi) failure by Company to pay any of its Transfer Agent fees or to maintain a Transfer Agent of record; (xii) any trading suspension imposed by the Securities and Exchange Commission under Sections 12G) or 12(k) of the 1934 Act; (xiii) if the Company is subject to any Bankruptcy Event; (xiv) failure of the Company to remain compliant with DTC, thus incurring a "chilled" status with DTC; or (xv) failure of the Company to abide by the terms of the right of first refusal contained in Section 3.00 (i).

     Remedies. If an Event of Default occurs and is continuing with respect to the Note, the Holder may declare all of the then outstanding Principal Amount of this Note, including any interest due thereon, to be due and payable immediately without further action or notice. In the event of such acceleration, the amount due and owing to the Holder shall be increased to one hundred and fifty percent (150%) of the outstanding Principal Amount of the Note held by the Holder plus all accrued and unpaid interest, fees, and liquidated damages, if any. Additionally, this Note shall bear interest on any unpaid principal from and after the occurrence and during the continuance of an Event of Default at a rate of twenty percent (20%). Finally, the Note will accrue liquidated damages of one thousand dollars ($1,000) per day from and after the occurrence and during the continuance of an Event of Default. The Company acknowledges that it would be extremely difficult or impracticable to determine the Holder's actual damages and costs resulting from an Event of Default and any such additional amounts are the agreed upon liquidated damages representing a reasonable estimate of those damages and costs. The remedies under this Note shall be cumulative and added to the principal value of the Note.

SECTION 3.00 GENERAL.

     (f) Payment of Expenses. The Company agrees to pay all reasonable charges and expenses, including attorneys' fees and expenses, which may be incurred by the Holder in successfully enforcing this Note and/or collecting any amount due under this Note.

     (g) Assignment, Etc. The Holder may assign or transfer this Note to any transferee at its sole discretion. This Note shall be binding upon the Company and its successors and shall inure to the benefit of the Holder and its successors and permitted assigns.

     (h) Governing Law; Jurisdiction.

     (I) GOVERNING LAW. This note will be governed by and construed in accordance with the laws of the state of California without regard to any conflicts of laws or provisions thereof that would otherwise require the application of the law of any other jurisdiction.

     (II) JURISDICTION. Any dispute or claim arising to or in any way related to this Note or the rights and obligations of each of the parties hereto shall be settled by binding arbitration in San Diego, California. All arbitration shall be conducted in accordance with the rules and regulations of the American Arbitration Association ("AAA"). AAA shall designate an arbitrator from an approved list of arbitrators following both parties' review and deletion of those arbitrators on the approved list having a conflict of interest with either party. The Company agrees that a final non-appealable judgement in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     (II) . NO JURY TRIAL. The Company hereto knowingly and voluntarily waives any and all rights it may have to a trial byjury with respect to any litigation based on, or arising out of, under, or in connection with, this note.

     (i) Right of .first Refusal From and after the date of this Note and at all times hereafter while the Note is outstanding, the Parties agree that in the event that the Company receives any written or oral proposal (the "Proposal") containing one or more offers to provide additional capital or financing in an amount equal to or exceeding an aggregate of fifty thousand dollars ($7,500.00) (the "Financing Amount"), the Company agrees that it shall provide a copy of all documents received relating to the Proposal together with a complete and accurate description of the Proposal to the Holder and all amendments, revisions, and supplements thereto (the "Proposal Documents") no later than three (3). business days from the receipt of the Proposal Documents. Following receipt of the Proposal Documents from the Company, the Holder shall have the right (the "Right of First Refusal"), for a period of five (5) business days thereafter (the "Exercise Period"), to invest, at similar or better terms to the Company, in an amount equal to or greater than the Financing Amount, upon written notice to the Company that the Holder is exercising the Right of First Refusal provided hereby. In furtherance of the Right of First Refusal, the Company agrees that it will cooperate and assist Holder in conducting a due diligence investigation of the Company and its corporate and financial affairs and provide Holder with information and documents that Holder may reasonably request so as to allow the Holder to make an informed investment decision. However, the Company and Holder agree that Holder shall have no more than five
(5) calendar days from and after the expiration of the Exercise Period to exercise its Right of First Refusal hereunder. This Right of First Refusal shall extend to all purchases of debt held by current shareholders, vendors, or creditors.

IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note to be duly executed on the day and in the year first above written.

                                   RED GIANT ENTERTAINMENT INC


                                   By: /s/ Benny R. Powell
                                      ----------------------------------------
                                   Name:  Benny R. Powell
                                   Title: CEO
                                   Date:  Dec 20, 2013


This Note is acknowledged as: Note of December 20, 2013

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
                                    EXHIBIT A

                            FORM OF CONVERSION NOTICE

(To be executed by the Holder in order to convert that certain $25,000 Convertible Promissory Note identified as the Note)

DATE:
       ------------------------------------
FROM:  Iconic Holdings, LLC

Re:    $25,000 Convertible Promissory Note (this "Note") originally issued by
       RED  GIANT  ENTERTAINMENT  INC.,  a  Nevada  corporation,   to  Iconic
       Holdings, LLC on December 20,2013.

The undersigned on behalf of ICONIC HOLDINGS, LLC, hereby elects to convert $____________ of the aggregate outstanding Principal Amount (as defined in the Note) indicated below of this Note into shares of Common Stock, $0.0001 par value per share, of RED GIANT ENTERTAINMENT INC (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any. The undersigned represents as ofthe date hereof that, after giving effect to the conversion of this Note pursuant to this Conversion Notice, the undersigned will not exceed the "Restricted Ownership Percentage" contained in this Note.

Conversion information:

                              --------------------------------------------------
                              Date to Effect Conversion

                              --------------------------------------------------
                              Aggregate Principal Amount of Note Being Converted

                              --------------------------------------------------
                              Aggregate Interest on Amount Being Converted

                              --------------------------------------------------
                              Number of Shares of Common Stock to be Issued

                              --------------------------------------------------
                              Applicable Conversion Price

                              --------------------------------------------------
                              Signature

                              --------------------------------------------------
                              Name

                              --------------------------------------------------
                              Address

                                       7
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                 NOTARIZED CERTIFICATE OF CORPORATE SECRETARY

                                       OF
                          RED GIANT ENTERTAINMENT INC.

                                   (Two Pages)

     The undersigned, Benny R. Powell is the duly elected Corporate Secretary of Red Giant Entertainment Inc., a Neva a corporation (the "Company").

     I hereby warrant and represent that I have undertaken a complete and thorough review of the Company's corporate and financial books and records including, but not limited to, the Company's records relating to the following:

     (A) that certain issuance of that certain convertible promissory note dated December 20, 2013 (the "Note Issuance Date") issued to Iconic Holdings, LLC (the "Holder") in the stated original principal amount of twenty five thousand dollars ($25,000) (the "Note");

     (B) the Company's Board of Directors duly approved the issuance of the Note to the Holder.

     (C) The Company has not received and does not contemplate receiving any new consideration from any persons in connection with any later conversion of the Note and the issuance of the Company's Common Stock upon any said conversion.

     (D) To my best knowledge and after completing the aforementioned review of the Company's shareholder and corporate records, I am able to certify that the Holder (and the persons affiliated with the Holder) are not officers, directors, or directly or indirectly, ten percent(IO.OO%) or more stockholders of the Company and none of said persons have had any such status in the one hundred (100) days immediately preceding the date of this Certificate.

     (E) The Company's Board of Directors have approved duly adopted resolutions approving the Irrevocable Instructions to the Company's Stock Transfer Agent attached to the Note Purchase Agreement, dated December 20, 2013.

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     (F) The Company is not, nor has ever been,  a "shell  company" as described in Rule 144(i)(l)(i) of the Securities Act of 1933, as amended.

     (G) I understand the constraints imposed under Rule 144 on those persons who are or may be deemed to be "affiliates," as that term is defined in Rule 144(a)(l) of the Securities Act of 1933.

     (H) I understand that all of the representations set forth in this Certificate will be relied upon by counsel to Iconic Holdings, LLC in connection with the preparation of a legal opinion.

     I HEREBY AFFIX MY SIGNATURE TO THIS NOTARIZED CERTIFICAT AND HEREBY CONFIRM THE ACCURACY OF THE STATEMENTS MADE HEREIN.



SIGNED: /s/ Benny R. Powell                           DATE:
       --------------------------------------               --------------------

Name:  Benny R. Powell                                Title:
       --------------------------------------               --------------------

SUBSCRIBED AND SWORN TO BEFORE ME ON THIS _____DAY OF ;2013.

                                           Commission Expires:
                                                              ------------------
--------------------------------------
Notary Public

                             NOTE PURCHASE AGREEMENT

     This Note Purchase Agreement (the "Agreement") is made as of December 20, 2013 by and between Red Giant Entertainment Inc. a Nevada corporation with principal offices at 614 E. Hwy 50, Suite 235, Clermont FL 34711 (the "Company") and Iconic Holdings, LLC, a Delaware LLC with principal offices at 7200 Wisconsin Ave. Suite 206, Bethesda, MD 20814 (the "Purchaser"). As used herein, the term "Parties" shall be used to refer to the Company and Purchaser jointly.

                                    WHEREAS:

     A. The Parties jointly warrant and represent that they have a pre-existing relationship prior to the date of this Agreement.

     B. Purchaser warrants and represents that it is sophisticated and experienced in acquiring the debt instruments issued by small early-stage companies that have not achieve profitability, positive cash flow or both.

     C. Purchaser warrants and represents that it is an "accredited investor," as that term is defined in Rule 501 of the Securities Act of 1933, as amended (the "1933 Act").

     D. Purchaser warrants and represents that prior to entering into this Agreement that it has received and completed its review ofthe Company's corporate and financial statements as included in the filings and disclosures as listed for the Company with the Securities and Exchange Commission which has allowed Purchaser to. make an informed investment decision with respect to purchase of that certain Convertible Promissory Note in the stated original principal amount of Twenty Five Thousand Dollars ($25,000.00) (the "Note") attached in Exhibit A and dated December 20, 2013.

     E. The Purchaser acknowledges and agrees that it is acquiring the Note for investment purposes only and not with a view to a distribution.

     F. The Purchaser acknowledges and agrees that: (i) the Note is a "restricted security," as that tennis defined inthe 1933 Act and (ii) no registration rights have been granted to Purchaser to register the Note.

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

     Section 1. SALE AND ISSUANCE OF THE NOTE. In consideration of the Company's receipt of the initial sum of Seventeen Thousand Five Hundred Dollars ($17,500.00) at Closing (as defined in Section 2.1), the Company shall sell to the Purchaser, and the Purchaser shall purchase from the Company (the "Issuance") the Note upon the terms set forth in this Agreement. In addition, a

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
copy of that certain Action of the Board of Directors, dated December 20, 2013 (the "ACTION OF THE BOARD OF DIRECTORS") is attached in Exhibit A, attached hereto.

SECTION 2. THE CLOSING.

     2.1. PLACE OF CLOSING AND PROCEDURE AT CLOSING. The closing of the issuance ofthe Note to the Purchaser (the "CLOSING") shall take place simultaneously with and upon the satisfaction of the following conditions:

     (1) the Company's execution and delivery to the Purchaser of the following:
(a) an executed copy of this Agreement; (b) an executed copy of the Note; (c) a signed copy of the Irrevocable Instructions to the Transfer Agent; and (d) the signed Action of the Board of Directors.

     (2) the Purchaser's execution of a wire transfer to the Company no later than one (1) business day following the Closing as follows: the sum of seventeen thousand five hundred dollars ($17,500.00) in cash shall be remitted and delivered to the Company and seven thousand five hundred dollars ($7,500.00) shall be retained by the Purchaser through an original issue discount for due diligence and legal bills related to this transaction.

     (3) the Purchaser reserves the right to pay additional consideration at any time and in any amount it desires, at its sole discretion.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company hereby represents and warrants to the Purchaser as follows:

     3.1. ORGANIZATION. The Company is duly organized, validly existing and in good standing under the laws of the State of Nevada and is qualified to conduct its business as a foreign corporation in each jurisdiction where the failure to be so qualified would have a material adverse effect on the Company.

     3.2. AUTHORIZATION OF AGREEMENT, ETC, The execution, delivery. and performance by the Company of this Agreement, the Note, and each other document or instrument contemplated hereby or thereby (collectively, the "FINANCING DOCUMENTS") have been duly authorized by all requisite corporate action by the Company and delivered by the Company. Each of the Financing Documents, when executed and delivered by the Company, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights and remedies generally, and subject as to enforceability to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

SECTION 4.. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

     The Purchaser hereby represents and warrants to the Company as follows:

     4.1. AUTHORIZATION OF THE DOCUMENTS. Purchaser has all requisite power and authority(corporate or otherwise) to execute, deliver and perform the Financing

Documents to which it is a party and the transactions contemplated thereby, and the execution, delivery and performance by such Purchaser of the Financing Documents to which it is a party have been duly authorized by all requisite action by such Purchaser and each such Financing Document, when executed and delivered by the Purchaser, constitutes a valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

     4.2. INVESTMENT REPRESENTATIONS. The Purchaser warrants and represents that:

     (a) the Purchaser is an accredited investor (as that term is defined in Rule 50l(a)(l) of Regulation D ofthe 1933 Act;

     (b) the Purchaser is sophisticated and experienced in acquiring the securities of small public companies;

     (c) the Purchaser has reviewed the Company's Annual and Quarterly Reports together with the audited financial statements contained therein;

     (d) the Purchaser has had sufficient opportunity to review and evaluate the risks and uncertainties associated with the purchase ofthe Company's securities;

     (e) the Purchaser is acquiring the Note from the Company for investment purposes only o and not with a view to a distribution.

     4.3 RESTRICTED SECURITY. Purchaser understands and acknowledges that the Note has not been, and when issued will not be, registered with the Securities and Exchange Commission. Purchaser warrants and represents that it has fully reviewed the restricted securities legend and the terms thereof with its financial, legal, investment, and business advisors and that it has not relied upon the Company or any other person for any advice in connection with the purchase of the Note, this Agreement, or both of them.

     4.4 LEGAL COUNSEL. Purchaser has consulted with its own independent legal, tax, investment, and other advisors of its own choosing prior to entering into this Agreement.

     4.5 ABSENCE OF REGISTRATION RIGHTS. Purchaser understands and agrees that it is not acquiring and has not been granted any registration rights with respect to the Note. The Note is a restricted security and the Purchaser understands that there is no trading market for the Note and no such market will likely ever develop.

SECTION 5. BROKERS AND FINDERS.

The Company shall not be obligated, unless previously detailed in Section 2.1(2), to pay any commission, brokerage fee or finder's fee based on any alleged agreement or understanding between the Purchaser and a third person in respect of the transactions contemplated hereby. The Purchaser hereby agrees to indemnify the Company against any claim by any third person for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the Purchaser and such third person, whether express or implied from the actions of the Purchaser.

SECTION 6. SUCCESSORS AND ASSIGNS.

This Agreement shall bind and inure to the benefit of the Company, the Purchaser and their respective successors and assigns.

SECTION 7. ENTIRE AGREEMENT.

This  Agreement  and the  other  writings  and  agreements  referred  to in this
Agreement or delivered pursuant to this Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto.

SECTION 8. NOTICES.

All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be personally served, sent via facsimile or e-mail, or sent in writing via an internationally recognized overnight courier or by registered or certified mail, return receipt requested and postage prepaid to the address of each party listed on the first page of this Agreement or to such other address as the party to whom notice is to be given may have furnished to the other parties to this Agreement in writing in accordance with the provisions of this Section 8. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of facsimile or e-mail, immediately (iii) in the case of an internationally-recognized overnight courier, on the next business day after the date when sent and (iv) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

SECTION 9. AMENDMENTS.

This Agreement may not be modified or amended, or any of the provisions of this Agreement waived, except by written agreement of the Company and the Purchaser.

SECTION 10. ATTORNEYS' FEES.

In the event of a dispute between the parties concerning the enforcement or interpretation of this Agreement, the prevailing party in such dispute, whether by legal proceedings or otherwise, shall be reimbursed immediately for the reasonably incurred attorneys' fees and other costs and expenses by the other parties to the dispute.

SECTION LL. GOVERNING LAW AND ARBITRATION.

(A) All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of California without giving effect to any choice or conflict of law provision or rule (whether in the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. In furtherance of the foregoing,  the  internal  law of the  State  of  California  will  control  the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

SECTION 12. CAPTIONS AND EXHIBIT A.

The captions by which the sections and subsections of this Agreement are identified are for convenience only, and shall have no effect whatsoever upon its interpretation. Exhibit A is attached hereto and each of the attachments listed in Exhibit A are each with Exhibit A incorporated by reference herein.

SECTION 13. SEVERANCE.

If any provision of this Agreement is held to be illegal or invalid by a court of competent jurisdiction, such provision shall be deemed to be severed and deleted; and neither such provision, nor its severance and deletion, shall affect the validity of the remaining provisions.

SECTION 14. COUNTERPARTS.

This Agreement may be executed in any number of counterparts, and each such counterpart of this Agreement shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Facsimile counterpart signatures . to this Agreement shall be acceptable and binding.



         [The remainder of this page has been left intentionally blank.]

     IN WITNESS WHEREOF, each of the undersigned has duly executed this Note Purchase Agreement as of the date first written above.

                            FOR THE COMPANY:

                            RED GIANT ENTERTAINMENT INC.


                            By: /s/ Benny R. Powell
                               ---------------------------------------
                            Name: Benny R. Powell
                            Its:  CEO


                            FOR THE PURCHASER:
                            ICONIC HOLDINGS, LLC

                            By:
                            Name:

                            Title: Managing Member


                   [SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT]


         [The remainder of this page has been left intentionally blank.]

                                    EXHIBIT A

     (COPY OF CONVERTIBLE PROMISSORY NOTE, BOARD RESOLUTION, AND IRREVOCABLE
        INSTRUCTIONS TO STOCK TRANSFER AGENT, ARE EACH ATTACHED HERETO.)

1.   Copy of Convertible Promissory Note

2.   Copy of the Board Resolution of the Borrower

3.   Copy of Irrevocable Instructions to Stock Transfer Agent



         [The remainder of this page has been left intentionally blank.]

                       ATTACHED TO NOTE PURCHASE AGREEMENT

                     Irrevocable Transfer Agent Instructions

DATE: December 20, 2013

Holladay Stock Transfer
2939 N 67th Place
Scottsdale, AZ 85251

Ladies and Gentlemen:

On behalf of Red Giant Entertainment Inc., a Nevada corporation (the "COMPANY"), reference is made to that certain Note Purchase Agreement, dated as of December 20, 2013, and the Convertible Note with principle value of $25,000 (the "NOTE"), dated December 20, 2013 (both of which are jointly referred to as the "AGREEMENT"), by and between the Company and ICONIC HOLDINGS, LLC, a Delaware limited liability company (the "HOLDER"). A copy of each of the above are attached hereto. Pursuant to the terms of the Note the holder is given the the right to convert all or any portion of the Note into shares of common stock (the "SHARES") of the Company, par value $0.0001 per share (the "COMMON STOCK" or "SUBJECT SHARES"). We ask that you familiarize yourself with your issuance and delivery obligations as Transfer Agent, contained herein.

You are hereby irrevocably authorized and instructed to reserve a sufficient number of shares of common stock ("Common Stock") of the Company (initially 20,000,000 shares) for issuance upon partial or full conversion of the Note in accordance with the terms thereof (the "RESERVE SHARES"). Following the submission of any conversion notice for the Note by the Holder, this reserve amount shall automatically be increased back to 20,000,000 shares until the Note has been fully retired, at which point this reserve will be extinguished. In the event that the amount of Reserve Shares are exhausted prior to the full conversion of the Note, for any reason, you are authorized and instructed to immediately issue, upon receipt of a Conversion Notice for any remaining portion of the Note such additional shares of Common Stock due and owing to Holder and arising out of said conversion from the remaining authorized and unissued common stock of the company. o

The ability to convert the Note in a timely manner is a material obligation of the Company pursuant to. the Note. Your firm is hereby irrevocably authorized and instructed to issue shares of Common Stock of the Company (without any restrictive legend)to the Investor without any further action or confirmation by the Company upon your receipt from the Investor of (a) a notice of conversion ("Conversion Notice") executed by the Investor; and (b) an opinion of counsel of the Investor, in form, substance and. scope customary for opinions of counsel in comparable transactions (and satisfactory to the transfer agent), to the effect that the shares of Common Stock of the Company issued to the Investor pursuant to the Conversion Notice are not "restricted securities" as defined in Rule 144 and should be issued to the Investor without any restrictive legend.

The Company hereby requests that your firm act immediately, without delay and without the need for any action or confirmation by the Company with respect to the issuance of Common Stock pursuant to any Conversion Notices received from the Investor. Your firm will not delay in processing any Conversion Notices owing to the fact that the Company is in arrears of its fees and other monies owed to your firm, provided that the Investor agrees that each time a Conversion Notice is delivered to your firm, the Investor agrees to pay the cost of processing the Conversion Notice a sum not to exceed $150.00 for each such transaction.

The Company hereby directs you, upon request by the Investor or Investor's broker dealer, to. immediately provide any capitalization structure information pertaining to the number of common shares of the Company that are issued and outstanding, authorized, reserved, or in the public float.

The Company shall indemnify you and your officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its attorneys) incurred by or asserted against you or any of them arising out of or in connection with the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder, except that the Company shall not be liable hereunder as to matters in respect of which it is determined that you have acted with gross negligence or in bad faith (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgri:lent, decree or ruling of a court of competent jurisdiction). You shall have no liability to the Company in respect to any action taken or any failure to act in respect of this if such action was taken or omitted to be taken in good faith, and you shall be entitled to rely in this regard on theo advice of counsel.

The Board of Directors of the Company has approved the foregoing (irrevocable instructions) and does hereby extend the Company's irrevocable agreement to indemnify your firm for all loss, liability or expense in carrying out the authority and direction herein contained on the terms herein set forth.

The Company agrees that in the event that the Transfer Agent resigns as the Company's transfer agent, the Company shall engage a suitable replacement transfer agent that will agree to serve as transfer agent for the Company and be bound by the terms and conditions of these Irrevocable Instructions within five (5}business days.

The Investor .is intended to be and are third party beneficiaries hereof, and no amendment or modification to the instructions set forth herein may be made without the consent of the Investor.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions and return a copy of this agreement to the Company and to the Holder.

Very truly yours,

RED GIANT ENTERTAINMENT INC.


By: /s/ Benny R. Powell
   ---------------------------------------
Name:  Benny R. Powell
Title: CEO


ACKNOWLEDGED AND AGREED:

HOLLADAY STOCK TRANSFER


By:                                                    Date:
   ---------------------------------------                  -------------------
Name:
     -------------------------------------
Title:
      ------------------------------------
Date:
     -------------------------------------

                                   MEMORANDUM

TO:   Iconic Holdings, LLC
FROM: Red Giant Entertainment Inc.
DATE: December 20,2013
RE:   Disbursement of Funds

Pursuant to that certain Note Purchase Agreement between the parties listed above dated December 20, 2013, a disbursement of funds will take place in the amount and manner described below:

PLEASE DISBURSE TO:

Amount to disburse:                  $17,500
                                     ---------------------------------------
Form of distribution                 Wire
                                     ---------------------------------------
Name                                 Red Giant Entertainment Inc.
                                     ---------------------------------------
Address
                                     ---------------------------------------

                                     ---------------------------------------

                                     ---------------------------------------

Wire Instructions:
                                     ACCOUNT:
                                     Bank
                                     ABA Routing Number:
                                     Account Number: SWIFT
                                     Code:
                                     Account Name:
                                     Phone:


By: /s/ Benny R. Powell
   ---------------------------------------             Dated: December 20,2013
   Name:
   Red Giant Entertainment Inc.